Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2003-A             Period #
                             ------------------------------
26-Jun-06                                                                     38

------------------------------------------------------------------------------------------------------------------------
Balances
------------------------------------------------------------------------------------------------------------------------
                                                                     Initial        Period End
   Receivables                                                $1,643,640,298      $186,595,387
   Reserve Account                                               $12,327,302        $8,218,201
   Yield Supplement Overcollateralization                         $9,034,825          $989,390
   Class A-1 Notes                                              $380,000,000                $0
   Class A-2 Notes                                              $455,000,000                $0
   Class A-3 Notes                                              $470,000,000                $0
   Class A-4 Notes                                              $296,913,000      $152,913,525
   Class B Notes                                                 $32,692,000       $32,692,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                            $204,595,027
   Calculation of Total Distribution Amount
      Regular Principal Distributable Amount
          Receipts of Scheduled Principal                        $12,574,950
          Receipts of Pre-Paid Principal                          $5,011,105
          Liquidation Proceeds                                      $229,815
          Principal Balance Allocable to Gross Charge-offs          $183,770
      Total Receipts of Principal                                $17,999,640

      Interest Distribution Amount
          Receipts of Interest                                    $1,013,470
          Servicer Advances                                               $0
          Reimbursement of Previous Servicer Advances               ($48,068)
          Accrued Interest on Purchased Receivables                       $0
          Recoveries                                                 $41,272
          Net Investment Earnings                                    $31,016
      Total Receipts of Interest                                  $1,037,691

      Release from Reserve Account                                        $0

   Total Distribution Amount                                     $18,853,561

   Ending Receivables Outstanding                               $186,595,387

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------

   Beginning Period Unreimbursed Previous Servicer Advance          $102,082
   Current Period Servicer Advance                                        $0
   Current Reimbursement of Previous Servicer Advance               ($48,068)
   Ending Period Unreimbursed Previous Servicer Advances             $54,014

Collection Account
------------------------------------------------------------------------------------------------------------------------

   Deposits to Collection Account                                $18,853,561
   Withdrawals from Collection Account
      Servicing Fees                                                $170,496
      Class A Noteholder Interest Distribution                      $360,115
      First Priority Principal Distribution                               $0
      Class B Noteholder Interest Distribution                       $79,823
      Regular Principal Distribution                             $17,891,857
      Reserve Account Deposit                                             $0
      Unpaid Trustee Fees                                                 $0
      Excess Funds Released to Depositor                            $351,271
   Total Distributions from Collection Account                   $18,853,561



Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2003-A             Period #
                             ------------------------------
26-Jun-06                                                                     38

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------
      Release from Reserve Account                                        $0
      Release from Collection Account                               $351,271
   Total Excess Funds Released to the Depositor                     $351,271

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------

   Amount Deposited from the Collection Account                  $18,331,795
   Amount Deposited from the Reserve Account                              $0
   Amount Paid to Noteholders                                    $18,331,795

Distributions
------------------------------------------------------------------------------------------------------------------------

   Monthly Principal Distributable Amount                    Current Payment    Ending Balance Per $1,000        Factor
   Class A-1 Notes                                                        $0                $0      $0.00         0.00%
   Class A-2 Notes                                                        $0                $0      $0.00         0.00%
   Class A-3 Notes                                                        $0                $0      $0.00         0.00%
   Class A-4 Notes                                               $17,891,857      $152,913,525     $60.26        51.50%
   Class B Notes                                                          $0       $32,692,000      $0.00       100.00%

   Interest Distributable Amount                             Current Payment        Per $1,000
   Class A-1 Notes                                                        $0             $0.00
   Class A-2 Notes                                                        $0             $0.00
   Class A-3 Notes                                                        $0             $0.00
   Class A-4 Notes                                                  $360,115             $1.21
   Class B Notes                                                     $79,823             $2.44



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------

                                                       Prior Period Carryover    Current Payment  Per $1,000
   Class A-1 Interest Carryover Shortfall                                 $0                $0         $0
   Class A-2 Interest Carryover Shortfall                                 $0                $0         $0
   Class A-3 Interest Carryover Shortfall                                 $0                $0         $0
   Class A-4 Interest Carryover Shortfall                                 $0                $0         $0
   Class B Interest Carryover Shortfall                                   $0                $0         $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------

                                                            Beginning Period     Ending Period
   Number of Contracts                                                23,822            22,867
   Weighted Average Remaining Term                                     18.08             17.16
   Weighted Average Annual Percentage Rate                             5.10%             5.09%

   Delinquencies Aging Profile End of Period                   Dollar Amount        Percentage
      Current                                                   $163,517,515            87.63%
      1-29 days                                                  $18,133,438             9.72%
      30-59 days                                                  $3,435,182             1.84%
      60-89 days                                                    $699,820             0.38%
      90-119 days                                                   $103,983             0.06%
      120+ days                                                     $705,449             0.38%
      Total                                                     $186,595,387           100.00%
      Delinquent Receivables +30 days past due                    $4,944,434             2.65%


   Write-offs
      Gross Principal Write-Offs for Current Period                 $183,770
      Recoveries for Current Period                                  $41,272
      Net Write-Offs for Current Period                             $142,498

      Cumulative Realized Losses                                  $8,318,152


   Repossessions                                               Dollar Amount             Units
      Beginning Period Repossessed Receivables Balance              $720,024                51
      Ending Period Repossessed Receivables Balance                 $506,142                37
      Principal Balance of 90+ Day Repossessed Vehicles              $71,796                 7



Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2003-A             Period #
                             ------------------------------
26-Jun-06                                                                     38

Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                               $1,097,173
   Beginning Period Amount                                        $1,097,173
   Ending Period Required Amount                                    $989,390
   Current Period Release                                           $107,783
   Ending Period Amount                                             $989,390
   Next Distribution Date Required Amount                           $887,413

Reserve Account
------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                               $8,218,201
   Beginning Period Amount                                        $8,218,201
   Net Investment Earnings                                           $31,016
   Current Period Deposit                                                 $0
   Current Period Release to Collection Account                           $0
   Current Period Release to Depositor                                    $0
   Ending Period Required Amount                                  $8,218,201
   Ending Period Amount                                           $8,218,201